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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
   |_| Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2003

                        Commission File Number 000-31081

                             TRIPATH TECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                                        77-0407364
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
  Incorporation or Organization)

                              2560 Orchard Parkway
                           San Jose, California 95131
           (Address of Principal Executive Office including (Zip Code)

                                 (408) 750-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events


On October 23, 2003, Tripath Technology Inc. issued a press release announcing the transfer of the listing of its common stock from The Nasdaq SmallCap Market to The Nasdaq National Market effective at the opening of business on October 28, 2003. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)  Exhibits

         Number   Description of Document
         ------   -----------------------
           99.1   Press Release, dated October 23, 2003, announcing the
                  transfer of the listing of Tripath Technology Inc.'s common stock from The Nasdaq SmallCap Market to The
                  Nasdaq National Market.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                TRIPATH TECHNOLOGY INC.



Date:    October 23, 2003       /s/ David P. Eichler
                                ----------------------
                                David P. Eichler
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)



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                                INDEX TO EXHIBITS

         99.1 Press release, dated October 23, 2003 regarding Tripath Technology Inc.'s announcement of the transfer of the listing of its common stock from The Nasdaq SmallCap Market to The Nasdaq National Market.